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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 8, 19998


                               Chevron Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                  1-368-2                   94-0890210
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 (State or other jurisdiction  (Commission File Number)  (I.R.S. Employer No.)
      of incorporation )

       575 Market Street, San Francisco, CA                    94105
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     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
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         On March 5, 1999, Chevron Corporation issued a press release announcing revised Net Income for the year ending December 31, 1998.


Item 7. Financial Statements and Exhibits.
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         (c)   Exhibits.

         99.1 Press Release of Chevron Corporation dated March 5, 1999, entitled "Chevron revises 1998 Net Income to $1.339 billion to include potential impact of recent Oklahoma Supreme Court opinion"


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 8, 1999

                                   CHEVRON CORPORATION

                                   By     /s/ S. J. CROWE
                                        ------------------------
                                        S. J. Crowe, Comptroller
                                       (Duly Authorized Officer)